UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2017

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 27, 2017, the Board of Directors of Incyte Corporation (the “Company”) increased the number of authorized members of the Board of Directors of the Company to eight and elected Jacqualyn A. Fouse, Ph.D., a member of the Board of Directors of the Company, effective November 14, 2017.

Dr. Fouse, age 56, has served as Executive Chair of Dermavant Sciences, a biopharmaceutical company, since July 2017.  From September 2010 until June 2017, Dr. Fouse served in various capacities at Celgene Corporation, a biopharmaceutical company, serving as Strategic Advisor to the Management Executive Committee from April 2017 to June 2017, President and Chief Operating Officer from March 2016 to March 2017, President, Hematology and Oncology from August 2014 to February 2016, Executive Vice President and Chief Financial Officer from February 2012 to July 2014, and Senior Vice President and Chief Financial Officer from September 2010 to February 2012. Prior to joining Celgene, Dr. Fouse served as Chief Financial Officer of Bunge Limited, a global agribusiness and food company, from July 2007 to September 2010. Prior to joining Bunge, Dr. Fouse served as Senior Vice President, Chief Financial Officer and Corporate Strategy at Alcon Laboratories, Inc. since 2006, and as its Senior Vice President and Chief Financial Officer since 2002. Prior to her time with Alcon she held a variety of senior leadership roles with international companies.  Dr. Fouse is also a director of Dick’s Sporting Goods, Inc. and was a director of Perrigo Company from November 2012 to April 2016 and a director of Celgene Corporation from February 2016 until June 2017.

As a non-employee member of the Board of Directors of the Company, Dr. Fouse will be entitled to receipt of the same cash and equity compensation paid by the Company to each of its non-employee directors, as described in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders filed on April 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2017

INCYTE CORPORATION

	By:	/s/ Eric H. Siegel
Eric H. Siegel
Executive Vice President and General Counsel